United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 12, 2020
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a) On May 12, 2020, Realty Income Corporation (the “Company”) held its 2020 annual meeting of stockholders (the "Annual Meeting"). As of the close of business on March 12, 2020, the record date for the Annual Meeting, there were 343,398,000 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.
(b) The results of the matters voted upon at the Annual Meeting were as follows:
Proposal 1 considered at the Annual Meeting was the election of ten director nominees, with each to serve until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.
All of management’s nominees for directors as listed in the proxy statement were elected with the following share vote:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Kathleen R. Allen, Ph.D.	232,986,185	7,420,179	529,547	62,443,283
A. Larry Chapman	239,673,072	665,459	597,380	62,443,283
Reginald H. Gilyard	237,904,533	2,435,646	595,732	62,443,283
Priya Cherian Huskins	235,323,296	5,060,225	552,390	62,443,283
Christie B. Kelly	239,846,588	558,346	530,977	62,443,283
Gerardo I. Lopez	219,981,382	20,358,601	595,928	62,443,283
Michael D. McKee	230,433,174	9,898,049	604,688	62,443,283
Gregory T. McLaughlin	235,120,863	5,216,144	598,904	62,443,283
Ronald L. Merriman	232,606,381	7,720,049	609,481	62,443,283
Sumit Roy	237,773,163	2,559,335	603,413	62,443,283
Proposal 2 considered at the Annual Meeting was the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.  This proposal was approved, with 293,241,023 shares voted for, 9,287,616 shares voted against, and 850,555 shares representing abstentions. No broker non-votes resulted from the vote on this proposal.
Proposal 3 considered at the Annual Meeting was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. This proposal was approved, with 227,177,366 shares voted for, 12,103,483 shares voted against, 1,655,062 shares representing abstentions and 62,443,283 shares representing broker non-votes.
(c) Not applicable
(d) Not applicable

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
104      The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary